Exhibit 99.2

Kasper Jakobsen President & Chief Executive Officer Investor Day 2015

Safe Harbor Statement 2 Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the fact they use words such as “should,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe” and other words and terms of similar meaning and expression. Such statements are likely to relate to, among other things, a discussion of goals, plans and projections regarding financial position, results of operations, cash flows, market position, market growth and trends, product development, product approvals, sales efforts, expenses, capital expenditures, performance or results of current and anticipated products and the outcome of contingencies such as legal proceedings and financial results. Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on current expectations that involve inherent risks, uncertainties and assumptions that may cause actual results to differ materially from expectations as of the date of this presentation. These risks include, but are not limited to: (1) the ability to sustain brand strength, particularly the Enfa family of brands; (2) the effect on the company's reputation of real or perceived quality issues; (3) the effect of regulatory restrictions related to the company’s products; (4) the adverse effect of commodity costs; (5) increased competition from branded, private label, store and economy-branded products; (6) the effect of an economic downturn on consumers' purchasing behavior and customers' ability to pay for product; (7) inventory reductions by customers; (8) the adverse effect of changes in foreign currency exchange rates; (9) the effect of changes in economic, political and social conditions in the markets where we operate; (10) changing consumer preferences; (11) the possibility of changes in the Women, Infant and Children (WIC) program, or participation in WIC; (12) legislative, regulatory or judicial action that may adversely affect the company's ability to advertise its products, maintain product margins, or negatively impact the company’s reputation or result in fines or penalties that decrease earnings; and (13) the ability to develop and market new, innovative products. For additional information regarding these and other factors, see the company’s filings with the United States Securities and Exchange Commission (the SEC), including its most recent Annual Report on Form 10-K, which filings are available upon request from the SEC or at www.meadjohnson.com. The company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Factors Affecting Comparability – Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including non-GAAP net sales, EBIT, earnings, earnings per share information, and effective tax rates. Specified Items are terms included in GAAP measures, but excluded for the purpose of determining non-GAAP net sales, EBIT, earnings and earnings per share. In addition, other items include the tax impact on Specified Items. Non-GAAP net sales, EBIT, earnings and earnings per share information adjusted for these items is an indication of the company’s underlying operating results and intended to enhance an investor’s overall understanding of the company’s financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile non-GAAP to GAAP disclosure are included in the Appendix. For more information: Kathy MacDonald, Vice President – Investor Relations Mead Johnson Nutrition Company 847-832-2182 kathy.macdonald@mjn.com October 2015 MJN Confidential and Proprietary Information

Agenda 3 Strategic Overview Kasper Jakobsen, President & Chief Executive Officer Finance Michel Cup, Chief Financial Officer Global Marketing Greg Shewchuk, Senior Vice President Global Marketing Research & Development Dirk Hondmann, Chief Scientific Officer Operations Charles Urbain, Chief Operating Officer Greater China Sandra Yu, President Greater China United States Graciela Monteagudo, Senior Vice President Americas

Global Growth, Strategy and Innovation Fuel For Growth Initiative Creating Value Using Capital Structure Key Market Updates China United States Focus of Investor Day 4

Our Mission and Core Beliefs 5 Our Mission: To Give Children the Best Start in Life Our Core Beliefs: Good Early Life Nutrition supports lifelong health. Informed Decisions: Access to information helps parents and pediatricians make better decisions. Empowering Women: Working mothers trust infant formula to support their child’s nutritional well-being.

Investment Thesis Intact 6 Source: World Bank Global Economic Prospects (June 2015). Aggregate growth rates calculated using constant 2010 U.S. dollars GDP weights. Source: The World Bank (October 2015); Top 8 MJN markets. Source: OECD Development Centre, The Emerging Middle Class in Developing Countries, Working Paper No. 285. Source: Estimates based on trailing twelve month totals as of June 2007, 2010 and 2015 for Nielsen, IMS, and CCR data for markets which represent approx. 90% of total estimated routine MJN IF/CN global retail market sales dollars. Based on 24 MJN markets. Global GDP Growth(1) Growth of Middle Class (in Billions)(3) Economic Growth and Job Creation Middle Class and Dual-Income Families Emerge Increasing Spend on Premium Nutrition Premium Category Sales (% of total)(4) Women in the Workforce (in Millions)(2) Increasing Number of Women in Workforce 2.6% 2.8% 3.3% 2014 2015E 2016E 1.8 3.2 4.9 2009 2020E 2030E 53% 68% 78% 2007 2010 2015 351 434 1990 2001 2013

Category and Sales Trends 7 Category Growth(1) MJN Sales(2) 7% CAGR (2010-2014) Source: ERC total category and region forecasts (Asia includes Australia and New Zealand) - calculated from national currency/exchange rates, using the latest SPOT FX rates as of 8/21/15 in calculating 2015 and forward USD values. Source: The constant dollar sales estimate is as of October 22, 2015; guidance was provided in the company’s earnings release and/or earnings call. Guidance $B Asia Rest of World $B 9% CAGR (2010-2014) Projected Actual Actual -1% -2 to -3% $25.5 $33.5 $33.1 2010 2011 2012 2013 2014 2015E $3.1 $4.4 2010 2011 2012 2013 2014 2015E

Headwinds Macro: Moderating Economic Growth in China Commodity Prices/China impacting Emerging Markets growth Strengthening Dollar Industry: Under-regulated China market favors low margin imports in near term Impacting market value near term Tailwinds Macro: Accelerating GDP Growth in N. America Lower Dairy costs (temporary) Longer term rebound in Emerging Markets growth Industry: Underdeveloped Segments and Channels in China Consumer trend towards Premium products Headwinds and Tailwinds (External Factors) 8

Trend Toward Premiumization 9 Source: Estimates based on trailing twelve month totals as of June for Nielsen, IMS, and CCR data for markets which represent approx. 90% of total estimated routine MJN IF/CN global retail market sales dollars. Based on 24 MJN markets. Source: Data credited to theVisual MD.com; pictorial representation by Mead Johnson Nutrition. Premium Category Retail Sales(1) Critical First 1,000 Days of Life Premium Non-Premium 46% Increase Value Brain Growth(2) Newborn 6-month old 1-year old 53% 78% 47% 22% 0% 25% 50% 75% 100% 2007 2015

Positioned For Growth 10 * Excludes Pediasure (1) Source: Births: CIA World Factbook (2014 estimate as of October 2015).Volume consumption from ERC annual report (June 2015), excludes the Indian subcontinent; 24 MJN Markets. #1* NA #2 ASIA #1 W.Europe Allergy #2 Total Category Kilograms per Birth Consumption Per Capita(1)

Geographic Strategy 11 MJN Sales Mix(1) Source: ERC (June 2015); Top 8 markets are ranked separately for Category and MJN. (2) Order is alphabetical within grouping. Investment Stance(2) Increase Investment Mexico Canada Malaysia Philippines Thailand United States China/HK Selective Investment In Rest of World Sustain Strong Investment Sales Category MJN China/HK and US 52% 54% Top 8 Markets 69% 80%

12 Virtuous Circle of Financial Discipline and Growth Financial Discipline Investment Growth

Continue Investment in Science and Innovation Create Compelling, Value Added Propositions for Consumers Build Toddler Category in North America Lead Digital Conversion and Create New Platforms Create Superior Brand(s) Growth Strategies supported by Productivity and Balance Sheet Initiatives Core Growth Strategies 13 Integrated Approach to Long Term Shareholder Value Creation

Strategy remains compelling Commitment to value creation in challenging environment Continued investment in our future Disciplined approach to cost management Creating an even stronger, faster and more agile company Commitment to Shareholder Value Creation Key Messages 14

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